UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2010

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
organization)

7250 Redwood Blvd., Suite 300, Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number,	(415) 893-8000
including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2010, in connection with the completion of the merger of Sonic Solutions (“Sonic” or the “Company”) and DivX, Inc. (“DivX”), the board of directors of Sonic (the “Sonic Board” or the “Board”) approved the adoption of the 2010 Inducement Equity Compensation Plan (the “2010 Plan”).  The 2010 Plan provides for the issuance of up to 1,000,000 shares of common stock pursuant to awards granted as a material inducement to an employee to enter into employment with the Company and to promote the success of the Company’s business.  The 2010 Plan provides for awards of non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units.  The 2010 Plan is administered generally by the Board and its Compensation Committee, which determines the number of shares underlying each award, the vesting period for such shares and other important terms of the award.  The 2010 Plan has a ten-year term.  The 2010 Plan and awards to be issued thereunder are intended to meet the inducement grant exception pursuant to NASDAQ listing rule 5635(c)(4).  On October 8, 2010, in accordance with Nasdaq’s listing standards, Sonic announced options and restricted stock units granted to new employees under the 2010 Plan in a press release, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

The foregoing description of the 2010 Plan is a summary and does not purport to be complete and is qualified in its entirety by reference to the complete 2010 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 7, 2010, Sonic and DivX completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of June 1, 2010, among Sonic, Siracusa Merger Corporation, Siracusa Merger LLC and DivX, as amended by Amendment No. 1 thereto, dated August 25, 2010 (as amended, the “Merger Agreement”).  At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of any stockholder, each share of DivX common stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.514 shares of Sonic common stock and $3.75 in cash.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 and Exhibit 2.2 hereto and is incorporated herein by reference.

The Merger Agreement contains representations and warranties that Sonic and DivX made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement between Sonic and DivX and may be subject to important qualifications and limitations agreed to by Sonic and DivX in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders or may have been used for the purpose of allocating risk between Sonic and DivX rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or at any other time.

Sonic’s common stock continues to trade on the NASDAQ Global Select Market under the symbol “SNIC.”  Following completion of the Merger, DivX common stock was delisted from trading on the NASDAQ Global Select Market.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately following the Annual Meeting of Shareholders on October 7, 2010, the Sonic Board held its annual meeting at which it addressed various administrative and organizational matters.  At that meeting, pursuant to the Merger Agreement and based on the recommendation of Sonic’s Nominating Committee, the Sonic Board adopted resolutions offering James Brailean and Kevin Hell, former members of DivX’s board of directors (the “New Directors”), positions on the Board.  The New Directors accepted these offers effective as of the Effective Time on October 7, 2010.  Contingent on this acceptance and in accordance with the recommendation of Sonic’s Nominating Committee of the Board, the Board appointed David C. Habiger, Sonic’s President and Chief Executive Officer to the Board effective as of the Effective Time.  In connection with these appointments and also effective as of the Effective Time, the number of directors on the Sonic Board was increased from five to eight and the New Directors were each appointed to the Board and to serve as members of the Audit, Compensation and Nominating Committees of the Sonic Board.  The service of the New Directors is governed by Sonic’s standard policies regarding its board of directors, including its standard director compensation policy, as further described below.  No family relationships exist between either of the New Directors or Mr. Habiger and any of Sonic’s other directors or executive officers. Other than the Merger Agreement (with respect to the New Directors), there are no arrangements between either of the New Directors or Mr. Habiger and any other person pursuant to which either of the New Directors or Mr. Habiger was selected as a director, nor are there any transactions to which Sonic is or was a participant in which either of the New Directors or Mr. Habiger has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

The Sonic Board also confirmed that Mr. Doris would continue to act as Chairman of the Board, that Ms. Sauer would continue in her capacity as Secretary of the Board, and that the Audit, Compensation and Nominating Committees of the Board would each continue to be comprised of Messrs. Greber, Marguglio and Langley, together with the New Directors, with Mr. Greber as chair.

Further, on October 7, 2010, the Compensation Committee approved and the Board (a) granted 50,000, 25,000, 12,500, 25,000 and 18,750 restricted stock units to Messrs. Habiger, Leighton, Ely, Norris and DiMaria, respectively, all of such restricted stock units vesting semi-annually over three years, (b) granted 20,000 options to Mr. Ely, such options vesting monthly over two years, and (c) in accordance with the Board Compensation Policy, (i) granted 9,868 options to each of Messrs. Doris and Greber and 7,895 options to each of Messrs. Marguglio, Langley, Brailean and Hell, and Ms. Sauer, all of such options vesting monthly over one year, and (ii) set their cash compensation for the year at $75,000 for each of Messrs. Doris and Greber and $60,000 for each of Messrs. Marguglio, Langley, Brailean and Hell, and Ms. Sauer, (d) increased the annual base compensation of Messrs. Habiger (to $450,000 from $350,000), Leighton (to $380,000 from $300,000), Ely (to $380,000 from $300,000), Norris (to $380,000 from $300,000) and DiMaria (to $300,000 from $250,000), and (e) promoted Mr. Leighton to the position of President – Operations and Mr. Ely to the position of President - Strategy.  All of the above-described options granted have an exercise price of $11.48 per share (the closing price of Sonic’s common stock on October 7, 2010) and all are subject to change of control vesting according to Sonic’s policy for directors and executive officers. In addition, the Compensation Committee and the Board (excluding Mr. Doris and Ms. Sauer and Messrs Brailean, Hell and Habiger, who had not yet been appointed to the Board) considered the current exceptional level of involvement of Mr. Doris and Ms. Sauer in providing strategic guidance to the Company's executive officers and management team as well as the standard level of director compensation provided pursuant to the Board Compensation Policy and reconfirmed its determination that Mr. Doris shall continue to receive additional cash compensation at the rate of $37,500 per quarter and Ms. Sauer shall receive additional cash compensation at the rate of $20,000 per quarter, until such time as either Mr. Doris or Ms. Sauer reports that he or she is no longer providing such extra involvement, or until such time as the Board directs otherwise.

On October 7, 2010, Sonic shareholders approved the amendment and restatement of Sonic’s 2004 Equity Compensation Plan (the “2004 Plan”) to (i) increase the maximum number of shares of Sonic’s common stock authorized for issuance over the term of the 2004 Plan by 6,000,000 from 3,000,000 shares to 9,000,000 shares, (ii) remove the current limit of 600,000 on the number of shares that may be granted subject to awards of restricted stock and restricted stock units, (iii) include a “fungible” share limit, pursuant to which shares of Sonic’s common stock that are subject to stock options or stock appreciation rights shall be counted toward the overall 2004 Plan share limit as one share for every share granted, and shares of common stock that are subject to restricted stock, restricted stock units and other share-based awards shall be accounted against the overall limit as two shares for every share granted, (iv) remove the current “recycling” provisions that do not count shares of Sonic’s common stock issued (a) in payment of an option or other award’s purchase price or (b) in satisfaction of tax withholding obligations against the overall share limit under the 2004 Plan, (v) provide that modifications to the exercise price of options awarded under the 2004 Plan shall be subject to shareholder approval, (vi) eliminated dividend equivalent rights, and (vii) make certain other administrative changes.

The foregoing description of the amendments to the 2004 Plan is a summary and does not purport to be complete and is qualified in its entirety by reference to the complete 2004 Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2010, Sonic shareholders approved an amendment to Sonic’s Bylaws to increase the number of directors from a range of five to seven to a range of five to nine, which amendment was effective upon the approval of the shareholders.  The complete Sonic Bylaws, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders was held at the Company’s headquarters at 7250 Redwood Blvd., Suite 300, Novato, California on October 7, 2010. Out of 30,787,257 shares of Common Stock (as of the record date of August 16, 2010) entitled to vote at the meeting, 27,802,762 shares were present in person or by proxy.  The following proposals were considered:

Proposal	Number of shares voted in favor	Percentage of outstanding shares voted in favor	Percentage of quorum voted in favor	Number of shares voted against	Number of shares abstaining	Broker nonvotes

1. To approve the Merger and Merger Agreement, including the issuance of shares of Sonic Common Stock pursuant to the Merger Agreement	23,299,095	75.68%	83.80%	30,779	11,477	4,461,411
2. To approve an amendment to Sonic’s Bylaws	27,360,861	88.87%	98.41%	422,453	19,448	—
3. To approve the amendment and restatement of Sonic’s 2004 Equity Compensation Plan	18,793,346	61.04%	67.60%	4,107,870	440,135	4,461,411
4. To elect directors (see below)	—	—	—	—	—	—
5. To approve motion to adjourn or postpone the Annual Meeting	26,182,944	—	—	1,603,311	16,507	—

Election of Directors

Director	Number of shares voting in favor	Number of shares withheld	Broker nonvotes
Robert J. Doris	21,837,761	1,503,590	4,461,411
Robert M. Greber	21,873,250	1,468,101	4,461,411
R. Warren Langley	22,622,328	719,023	4,461,411
Peter J. Marguglio	22,617,788	723,563	4,461,411
Mary C. Sauer	21,835,963	1,505,388	4,461,411

Item 8.01 Other Events.

Mr. David J. Richter, formerly the Executive Vice President, Business & Legal Affairs and General Counsel of DivX, commenced employment as the Executive Vice President, Business Development of Sonic on the first business day following the consummation of the Merger.  In addition, Mr. Matthew Milne, formerly Executive Vice President, Sales and Marketing of DivX, commenced employment with Sonic as its Executive Vice President and General Manager, DivX Division on the first business day following the consummation of the Merger.

On October 8, 2010, the Company issued a press release announcing the completion of the Merger, a copy which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 13, 2010, the Company issued a press release announcing the appointment of Messrs. Brailean, Hell and Habiger as Sonic directors.  A copy of such press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

•	The Report of Independent Registered Public Accounting Firm is incorporated herein by reference to Exhibit 99.4 to this Current Report on Form 8-K.
•
The audited consolidated balance sheets of DivX as of December 31, 2008 and 2009 and the consolidated statements of income, consolidated statements of stockholders’ equity and consolidated statements of cash flows of DivX for each of the three years in the period ended December 31, 2009, and the notes related thereto, are incorporated herein by reference to Exhibit 99.5 to this Current Report on Form 8-K.

•
The unaudited consolidated balance sheet of DivX as of June 30, 2010 and the consolidated statements of income and consolidated statements of cash flows of DivX for the three and six months ended June 30, 2010, and the notes related thereto, are incorporated herein by reference to Exhibit 99.6 to this Current Report on Form 8-K.

(b)           Pro Forma Financial Information

The pro forma financial information required by this item has not been filed on this initial Current Report on Form 8-K. Instead, the pro forma financial information will be filed by amendment on or before December 23, 2010.

(c)           Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2010

SONIC SOLUTIONS

By:	/s/ Paul F. Norris

Name: Paul F. Norris Title: Executive Vice President, Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger dated June 1, 2010; incorporated by reference to Exhibit 1.1 to Sonic’s Current Report on Form 8-K filed with the SEC on June 2, 2010

2.2
Amendment No. 1, dated August 25, 2010, to the Agreement and Plan of Merger dated June 1, 2010; incorporated by reference to Exhibit 2.1 to Sonic’s Current Report on Form 8K filed with the SEC on August 26, 2010

3.1	Restated Bylaws, effective as of October 7, 2010

10.1	Sonic Solutions 2010 Inducement Equity Compensation Plan

10.2
Sonic Solutions 2004 Equity Compensation Plan, Amended and Restated July 2010; incorporated by reference to Annex G to the registrant’s joint proxy statement/prospectus filed with the SEC on September 8, 2010

99.1	Press Release issued October 8, 2010 with respect to completion of the Merger

99.2	Press Release dated October 8, 2010 with respect to inducement option grants

99.3	Press Release dated October 13, 2010 with respect to appointment of directors

99.4
Report of Ernst & Young, LLP, independent registered public accounting firm; incorporated by reference to DivX’s Annual Report on Form 10-K (File No. 001-33029) for the fiscal year ended December 31, 2009

99.5
Audited consolidated balance sheets of DivX as of December 31, 2008 and 2009 and the consolidated statements of income, consolidated statements of stockholders’ equity and consolidated statements of cash flows of DivX for each of the three years in the period ended December 31, 2009; incorporated by reference to DivX’s Annual Report on Form 10-K (File No. 001-33029) for the fiscal year ended December 31, 2009

99.6
Unaudited consolidated balance sheet of DivX as of June 30, 2010 and the consolidated statements of income and consolidated statements of cash flows of DivX for the three and six months ended June 30, 2010, and the notes related thereto; incorporated by reference to DivX’s Quarterly Report on Form 10-Q (File No. 001-33029 ) for the fiscal quarter ended June 30, 2010